UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) FEBRUARY 26, 2004
                                                        -----------------



                            PATRICK INDUSTRIES, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          INDIANA                         0-3922               35-1057796
 ---------------------------       -------------------    --------------------
 State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)       Identification Number)


      1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA           46515
 ---------------------------------------------------------------     -------
              (Address of Principal Executive Offices)               (Zip Code)

        Registrant's Telephone Number, including area code (574) 294-7511
                                                           --------------


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 26, 2004 the Registrant issued a press release announcing Paul E. Hassler as President and Chief Executive Officer effective April 5, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                       99.1         Press Release dated February 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PATRICK INDUSTRIES, INC.
                                              ------------------------
                                                     (Registrant)




DATE MARCH 1, 2004                        BY  /s/ Andy L. Nemeth
                                              ----------------------------------
                                              Andy L. Nemeth
                                              Vice President - Finance and Chief
                                              Financial Officer